                                                                   Exhibit 10.10

                                PROMISSORY NOTE
                                ---------------
$207,458.50                                                Sunnyvale, California
                                                                 October 6, 1998

     For value received, the undersigned promises to pay Foundry Networks, Inc., a Delaware corporation (the "Company"), at its principal office the principal
                             -------
sum of $207,458.50 together with accrued and unpaid interest from the date hereof at a rate of 5.03% per annum, compounded quarterly. Interest shall be due and payable on a quarterly basis measured from October 6, 1998 with the principal sum due and payable on the earlier of (i) October 5, 2003 or (ii) twelve (12) months after the closing of the Company's initial public offering.

     If the undersigned's employment or consulting relationship with the Company is terminated prior to payment in full of this Note, this Note shall be immediately due and payable.

     Principal and interest are payable in lawful money of the United States of America. AMOUNTS DUE UNDER THIS NOTE MAY BE PREPAID AT ANY TIME WITHOUT PENALTY.

     Should suit be commenced to collect any sums due under this Note, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The makers and endorsers have severally waived presentment for payment, protest, notice of protest, and notice of nonpayment of this Note.

     This Note, which is full recourse, is secured by a pledge of certain shares of Common Stock of the Company and is subject to the terms of a Pledge and Security Agreement between the undersigned and the Company of even date herewith.


                                   /s/ Ken Cheng
                                   ____________________________________________
                                   Ken Cheng

                         PLEDGE AND SECURITY AGREEMENT
                         -----------------------------

     This Pledge and Security Agreement (the "Agreement") is entered into this
                                              ---------
6th day of October, 1998 by and between Foundry Networks, Inc., a Delaware corporation (the "Company") and Ken Cheng ("Purchaser").
                  -------                   ---------

                                   RECITALS
                                   --------

     In connection with Purchaser's exercise of an option to purchase certain shares of the Company's Common Stock (the "Shares") pursuant to an Option
                                           ------
Agreement dated October 6, 1998 between Purchaser and the Company, Purchaser is delivering a promissory note of even date herewith (the "Note") in full or
                                                         ----
partial payment of the exercise price for the Shares. The company requires that the Note be secured by a pledge of the Shares or the terms set forth below.

                                   AGREEMENT
                                   ---------

     In consideration of the Company's acceptance of the Note as full or partial payment of the exercise price of the Shares, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. The Note shall become payable in full upon the voluntary or involuntary termination or cessation of employment of Purchaser with the Company, for any reason, with or without cause (including death or disability).

     2. Purchaser shall deliver to the Secretary of the Company, or his or her designee (hereinafter referred to as the "Pledge Holder"), all certificates
                                          -------------
representing the Shares, together with an Assignment Separate from Certificate in the form attached to this Agreement as Attachment A executed by Purchaser and
                                          ------------
by Purchaser's spouse (if required for transfer), in blank, for use in transferring all or a portion of the Shares to the Company if, as an when required pursuant to this Agreement. In addition, if Purchaser is married, Purchaser's spouse shall execute the signature page attached to this Agreement.

     3. As security for the payment of the Note and any renewal, extension or modification of the Note, Purchaser hereby grants to the Company a security interest in and pledges with and delivers to the Company Purchaser's Shares (sometimes referred to herein as the "Collateral").
                                      ----------

     4. In the event that Purchaser prepays all or a portion of the Note, in accordance with the provisions thereof, Purchaser intends, unless written notice to the contrary is delivered to the Pledge Holder, that the Shares represented by the portion of the Note so repaid, including annual interest thereon, shall continue to be so held by the Pledge Holder, to serve as independent collateral for the outstanding portion of the Note for the purpose of commencing the holding period set forth in Rule 144(d) promulgated under the Securities Act of 1933, as amended (the "Securities Act").
                       --------------

     5. In the event of any foreclosure of the security interest created by this Agreement, the Company may sell the Shares at a private sale or may repurchase the Shares itself. The parties agree that, prior to the establishment of a public market for the Shares of the Company, the securities laws affecting sale of the Shares make a public sale of the Shares commercially unreasonable. The parties further agree that the repurchasing of such Shares by the Company, or by any person to whom the Company may have assigned its rights under this Agreement, is commercially reasonable if made at a price determined by the Board of Directors in its discretion, fairly exercised, representing what would be the fair market value of the Shares reduced by any limitation on transferability, whether due to the size of the block of shares or the restrictions of applicable securities laws.

     6. In the event of default in payment when due of any indebtedness under the Note, the Company may elect than, or at any time thereafter, to exercise all rights available to a secured party under the California commercial Code including the right to sell the Collateral at a private or public sale or repurchase the Shares as provided above. The proceeds of any sale shall be applied in the following order:

               (a) To the extent necessary, proceeds shall be used to pay all reasonable expenses of the Company in enforcing this Agreement and the Note, including, without limitation, reasonable attorney's fees and legal expenses incurred by the Company.

               (b) To the extent necessary, proceeds shall be used to satisfy any remaining indebtedness under Purchaser's Note.

               (c) Any remaining proceeds shall be delivered to Purchaser.

     6. Upon full payment by Purchaser of all amounts due under the Note, Pledge Holder shall deliver to Purchaser all Shares in Pledge Holder's possession belonging to Purchaser, and Pledge Holder shall thereupon be discharged of all further obligations under this Agreement; provided, however,
                                                            --------  -------
that Pledge Holder shall nevertheless retain the Shares as escrow agent if at the time of full payment by Purchaser said Shares are still subject to a Repurchase Option in favor of the Company.

     The parties have executed this Pledge and Security Agreement as of the date first set forth above.

                              COMPANY:

                              FOUNDRY NETWORKS, INC.


                              By: /s/ Timothy D. Heffner
                                 _____________________________________________


                              Name: Timothy D. Heffner
                                   ___________________________________________
                                    (print)

                              Title: CFO
                                    __________________________________________



                              PURCHASER:

                               /s/ Ken Cheng
                              _________________________________________________
                              (Signature)

                              Ken Cheng
                              _________________________________________________
                              (Print Name)

                              Address: 13891 River Ranch Cir.
                                       ________________________________________
                                       Saratoga, CA 95070
                                       ________________________________________

                              /s/ Marisa Cheng
                              _________________________________________________
                              Spouse of Purchaser

                                 ATTACHMENT A
                                 ------------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                     ------------------------------------

          FOR VALUE RECEIVED and pursuant to that certain Pledge and Security Agreement between the undersigned ("Purchaser") and Foundry Networks, Inc.,
                                    ---------
dated _____________, (the "Agreement"), Purchaser hereby sells, assigns and
                           ---------
transfers unto _______________________________ (________) shares of the Common
Stock of Foundry Networks, Inc., standing in Purchaser's name on the books of said corporation represented by Certificate No. ___ herewith and hereby irrevocably appoints _____________________________ to transfer said stock on the books of the within-named corporation with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT.

Dated: ____________

                              Signature:

                              /s/ Ken Cheng
                              _________________________________________________
                              Ken Cheng

                              /s/ Marisa Cheng
                              _________________________________________________
                              Spouse of Ken Cheng (if applicable)


Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to perfect the security interest of the Company pursuant to the Agreement.